UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Courtney R. Taylor
American Funds Mortgage Fund
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Mortgage Fund®

[photo of a blue house - a tree, bushes and a white-picket fence in front of the house]

Special feature

The mortgage market: a history of growth and adaptation

See page 4

Annual report for the period ended August 31, 2012

American Funds Mortgage Fund seeks to provide current income and preserve capital.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

		Since fund’s inception
Class A shares	1 year	(11/1/10)
Reflecting 3.75% maximum sales charge	–0.21%	1.91%

The total annual fund operating expense ratio is 0.65% for Class A shares as of the prospectus dated November 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.80%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.19%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

We welcome the opportunity to present you with the annual report for American Funds Mortgage Fund’s first full fiscal year, which ended August 31, 2012.

For the 12-month period, American Funds Mortgage Fund saw a total return of 3.90%, with all dividends reinvested. By way of comparison, the unmanaged Barclays U.S. Mortgage Backed Securities Index advanced 3.67%. The fund’s peer group, as measured by the Lipper U.S. Mortgage Funds Average, gained 4.51%.

During the year, the fund generated dividends totaling more than 13 cents a share, resulting in an income return of 1.36% for those reinvesting their income. Those taking income in cash saw an income return of 1.35%.

Market overview

Over the past year, the bond market saw increased volatility, with the ebb and flow of global economic news prompting moves in and out of fixed income. Starting in the spring of 2012, however, yields started to trend lower as a dearth of positive economic news in the U.S. and the deepening fiscal crisis in Europe prompted a move to the relative security of bonds.

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2012, with all distributions reinvested
	Total returns		Average annual total returns Lifetime
	6 months	1 year	(since 11/1/10)
American Funds Mortgage Fund
(Class A shares)	1.93%	3.90%	4.00%

Barclays U.S. Mortgage Backed
Securities Index*	2.08	3.67	4.38

Lipper U.S. Mortgage Funds Average	2.64	4.51	4.58

Lipper GNMA Funds Average	2.12	3.42	4.38

*The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

[photo of a blue house - a tree, bushes and a white-picket fence in front of the house]

[Begin Sidebar]
In this report

Special feature

4	The mortgage market: a history of growth and adaptation
Throughout its history, the secondary mortgage market has weathered crises, adapted to change and continued to provide income for investors.

Contents

1	Letter to investors

3	The value of a $10,000 investment

8	Summary investment
portfolio

11	Financial statements

27	Board of trustees and
other officers
[End Sidebar]

Despite a sluggish domestic economy, there have been signs that the housing market has begun to stabilize. Price declines are reversing in most markets, and there have been stronger signs of recovery in some areas of the country. With home values improving, more people have been able to either purchase a home or refinance an existing mortgage. The Home Affordable Refinance Program (HARP) continues to help homeowners who are under water refinance their mortgages at a lower fixed rate.

As we noted in our semi-annual report six months ago, the Federal Reserve opted last September to rebalance its U.S. Treasury holdings into longer duration bonds and reinvest paydowns from its mortgage-backed securities (MBS) portfolio into new MBS issues. More recently, as noted below, it announced the resumption of outright large-scale purchases of MBS.

Bolstered by the Fed’s action and continuing economic unease, the MBS market rallied during the second half of the fund’s fiscal year. Investors, stymied by record low Treasury yields, turned to the mortgage market for additional income while still maintaining a portfolio of bonds backed by the U.S. government.

Inside the portfolio

American Funds Mortgage Fund continues to invest primarily in bonds backed by one of the three main government institutions: Fannie Mae, Freddie Mac and Ginnie Mae. The portfolio also holds a small number of private-sector mortgage-related securities.

During the year, the fund reduced its holdings in Fannie Mae-backed bonds in favor of those issued by Ginnie Mae. We believe these bonds have the potential to offer strong returns and lower volatility in future periods.

While the majority of the fund’s holdings are invested in bonds backed by single-family mortgages, a portion are in multifamily MBS. These bonds, backed by Fannie Mae and Freddie Mac, are being issued under relatively new programs designed to create securities which are more attractive to investors, and the fund’s portfolio counselors were among the earliest investors to participate in this market. During the period, these multifamily MBS made solid gains, boosting fund returns.

A small percentage of fund holdings, high-quality overseas mortgage securities (“covered bonds”) also helped returns. These bonds are U.S. dollar-denominated and do not carry currency risk.

Looking ahead

On September 13, the Fed announced it would purchase $40 billion in mortgage-backed securities on a monthly basis. The move is intended to ensure both low interest rates and ready capital for economic expansion. In addition, the Fed forecast that its benchmark interest rate, currently between zero and 0.25%, would remain unchanged until mid-2015.

This open-ended commitment will likely keep mortgage rates range-bound for the short to medium term. While current indicators point to soft growth through the end of the year, there is little evidence of a new economic downturn.

As mentioned earlier, there are reasons to be optimistic about the state of the housing market. The Fed’s move will make capital more affordable for lenders while keeping rates low for borrowers. Pockets of depressed housing prices and sluggish building activity remain, but the housing market is likely to gain traction over the next year.

We continue to monitor ongoing rule-making — in particular, implementation of provisions of the Dodd-Frank Act and the new Basel III standards — that may affect mortgage lending, as well as regulatory initiatives to reform mortgage origination and servicing practices. It is highly unlikely that new legislation affecting the mortgage market will be passed before the next Congress.

The recent improvements in both the housing and MBS markets reflect their resiliency and adaptability over the past 80 years. For a look at that history — and the mortgage market’s ability to continue to provide income for investors — please see the feature beginning on page 4.

We thank you for investing in the fund and look forward to reporting to you again in six months.

Cordially,

/s/ John H. Smet

John H. Smet
President

October 15, 2012

For current information about the fund, visit americanfunds.com.

The value of a $10,000 investment

How a $10,000 investment has fared (for the period November 1, 2010, to August 31, 2012, with all distributions reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[begin mountain chart]
Month	The fund at net asset value	The fund at maximum offering price	Barclays U.S. Mortgage Backed Securities Index3	Lipper U.S. Mortgage Funds Average2	Consumer Price Index4 (inflation)
ended

11/1/10	$10,000	$9,625	$10,000	$10,000	$10,000
11/30/10	$9,930	$9,557	$9,979	$9,973	$10,004
12/31/10	$9,820	$9,451	$9,924	$9,905	$10,021
1/31/11	$9,814	$9,446	$9,929	$9,935	$10,069
2/28/11	$9,815	$9,446	$9,954	$9,958	$10,119
3/31/11	$9,829	$9,460	$9,982	$9,970	$10,217
4/30/11	$9,955	$9,581	$10,092	$10,088	$10,283
5/31/11	$10,079	$9,701	$10,200	$10,196	$10,332
6/30/11	$10,063	$9,685	$10,210	$10,185	$10,321
7/31/11	$10,177	$9,795	$10,304	$10,282	$10,330
8/31/11	$10,340	$9,952	$10,433	$10,389	$10,358
9/30/11	$10,388	$9,998	$10,451	$10,405	$10,374
10/31/11	$10,376	$9,987	$10,450	$10,400	$10,353
11/30/11	$10,391	$10,001	$10,469	$10,414	$10,344
12/31/11	$10,477	$10,084	$10,543	$10,477	$10,318
1/31/12	$10,541	$10,145	$10,586	$10,549	$10,364
2/29/12	$10,541	$10,145	$10,595	$10,577	$10,409
3/31/12	$10,550	$10,154	$10,602	$10,597	$10,488
4/30/12	$10,599	$10,201	$10,671	$10,668	$10,520
5/31/12	$10,641	$10,241	$10,705	$10,699	$10,508
6/30/12	$10,660	$10,260	$10,717	$10,721	$10,492
7/31/12	$10,733	$10,330	$10,803	$10,817	$10,475
8/31/12	$10,744	$10,341	$10,816	$10,853	$10,533
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Results of the Lipper U.S. Mortgage Funds Average do not reflect any sales charges.
3The index is unmanaged and, therefore, has no expenses.
4Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5Date the fund commenced operations.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2012)*

		Lifetime
	1 year	(since 11/1/10)
Class A shares	–0.03%	1.85%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

[photo of a young girl using a hula hoop]
The mortgage market: a history of growth and adaptation

For more than 80 years, the secondary mortgage market in the United States has supported the dreams of homeownership for millions of Americans and provided a source of income and stability for investors in the form of mortgage-backed securities. More importantly, it has shown itself to be flexible and adaptable.

Speculation was intense. Land-grabbers made widespread purchases. Construction flourished. Thousands of people were drawn to homes they couldn’t afford. It was a bubble in the classic sense — and when it burst, defaults and foreclosures were rampant.

While this could easily apply to the events of the past decade, this also describes the real estate market of the 1920s. Fueled by the growth of suburbs and speculation in places like Florida, housing prices climbed precipitously. Their subsequent fall in 1926 was the first blow to the economy, followed by the 1929 stock market crash that ushered the country into the Great Depression.

“The secondary mortgage market originated in the Great Depression,” says portfolio counselor Wesley Phoa. “There have been big shifts over the years in the way this market functions, but the important thing to remember is that the market kept working and still works.”

From the 1930s through the subprime mortgage crisis of the last decade, the secondary mortgage market, in which mortgages — a large percentage of which are backed by the federal government — are bundled and used as collateral for bond issuance, has continued to thrive, providing capital for home purchases and income for investors.

Responding to a crisis

From 1929 through 1932, the United States suffered through the worst of the Great Depression. Production tumbled, wholesale prices fell and foreign trade all but collapsed. By the peak of the Dust Bowl drought in the 1930s, every American was affected. Many lost their homes.

Mortgages then were quite different. Most loans were for only five or six years, with massive balloon payments due at the end of the term. For many homeowners, those loans came due in the early 1930s. Banks, for their part, could provide no assistance, as they relied on their own deposits for lending capital. Between declining incomes and bank runs, some banks failed outright.

Starting in 1932 and continuing for the rest of the decade, the Hoover and Roosevelt administrations introduced measures to free up bank capital and save current homeowners from foreclosure. This included the creation of the Federal Home Loan Bank System (FHLB), the Federal Housing Administration (FHA) and the Federal National Mortgage Association (FNMA or “Fannie Mae”). In cooperation with banks, the secondary mortgage market was created.

[photo of a bouquet of flowers in a vase in front of a window]
At the same time, the private sector had also taken measures to salvage the housing market. For example, investors would buy the passbooks of depositors at failed banks, giving them a portion of their deposits back (at the time, bank deposits were not yet federally guaranteed). The investors would then trade the full value of the deposit for foreclosed properties of equal value, thus putting those homes back on the market and helping the banks clean up their balance sheets.

Post-war boom

While World War II marked the beginning of the nation’s economic recovery from the Great Depression, it wasn’t until the G.I.s returned home that the housing market caught up. “You really didn’t see the overall impact of the New Deal on housing until after the war,” Wesley explains. “It helped in the short term, but as with most things in the mortgage market, you only see the full impact of the changes over the longer term.”

In 1968, in response to a growing need for capital, the Government National Mortgage Association (“Ginnie Mae”) was created, and Fannie Mae was transformed into a private corporation. Ginnie Mae, which remained a government-owned enterprise, guaranteed FHA loans, as well as those made through the Veterans Administration and the Farmers Home Administration.

Two years later, the government expanded the competition by creating the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Now both Fannie and Freddie were able to guarantee a wide variety of mortgages — not just those made through FHA or other government programs.

These measures truly opened up the secondary market, as both Ginnie and Freddie began issuing the first mortgage-backed securities (MBS) to investors. Fannie followed suit in 1981, creating a new market for those seeking government-backed income.

Deregulation and the aftermath

Mortgage loans were still relatively simple prior to the 1970s, but the deregulation of savings and loan institutions (S&Ls) in the early 1980s allowed for the creation of a variety of alternative mortgage instruments such as adjustable and variable rate loans. However, this deregulation meant that the increase in loans quickly grew out of hand. Industry balance sheets were hit by a wave of defaults and foreclosures from poorly conceived mortgage instruments and ill-advised loans.

In the end, the industry required more than $100 billion in government bailouts, and the S&Ls quickly reversed course and made mortgage lending requirements far more stringent. While this was good for their fiscal health and for investors in mortgage-backed securities, the resulting decline in the housing market was notable and may have contributed to the 1990–’91 recession.

As a result of the crisis, more rigid oversight was implemented. At the time, however, both Fannie and Freddie were given greater responsibility to support mortgages for low- to moderate-income families, in part to help reverse the slump in the housing market. This may have helped set the stage for the housing bubble in the 2000s.

“Despite the problems that occurred in the wake of the deregulation, the secondary mortgage market continued to work as expected in the 1980s and 1990s,” Wesley observes. “There were dislocations in housing and inconsistencies in regulation, but the securities themselves kept on paying interest and principal in full. Likewise investors still drew income from the mortgage market — just as they did in 2008 and just as they do today.”

2008 and beyond

Following the dot-com recession that began in 2001, the housing market saw the biggest jump in activity since the post-war era. While the majority of mortgages being issued were of the traditional variety, there were many more “Alt-A” and subprime mortgages made to people with less-than-ideal credit and/or documentation. Furthermore, more variable and adjustable rate mortgages were available, and most lenders relaxed their credit criteria.

Because Freddie, Fannie and Ginnie could not guarantee most mortgage-backed securities based on nontraditional mortgages, the number of so-called “private-label” MBS grew quickly during the decade. In 2000, private-label MBS represented roughly 20% of issuance in the mortgage market; by 2006, more than half of all MBS offered were private-label.

As home prices rose, many private-label MBS were backed by “jumbo” mortgages (loans of greater than $417,000). Soon, a variety of Alt-A and subprime mortgages were included in private-label securities. High-credit mortgages — those made to borrowers with strong credit and income — were sometimes bundled with subprime loans in order to average out the overall credit rating of the underlying pool of mortgages. There came a point when the exact composition of mortgages bundled within a security was unknown to those trading them, even as computerized trading enabled these securities to change hands within a matter of seconds.

[Begin Sidebar]
Nine decades of change

Today’s mortgage market is more than 80 years in the making. Here’s a look at some of the key events that helped shape the marketplace in which the fund invests.

[4 photos of houses with different architecture]
1921
The beginnings of the first modern real estate bubble

1926
With credit tightening and home prices soaring, foreclosures begin to rise, marking the end of the real estate bubble

1929
Stock market crash, unofficial beginning of the Great Depression

1932
Federal Home Loan Bank System created

1933
Home Owners’ Loan Corporation (HOLC) created to help stave off foreclosures by having the government directly refinance mortgages

1934
Federal Housing Administration (FHA) created

1935
HOLC runs out of its $3 billion allotment

1938
Federal National Mortgage Association (FNMA or Fannie Mae) created to provide mortgage lending capital to banks

1941–1945
World War II

1945
Returning G.I.s spur boom in housing market

1951
HOLC winds down the last of its $3 billion in loans

1968
Government National Mortgage Association (GNMA or Ginnie Mae) splits off from Fannie Mae; Fannie Mae becomes a private corporation; Ginnie Mae guarantees its first mortgage-backed security

1970
Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) created to provide competition with Fannie Mae

1971
Freddie Mac issues its first mortgage-backed security

1980
Deregulation of the savings and loan (S&L) industry begins, prompting a surge in lending

1981
Fannie Mae issues its first mortgage-backed security

1986–1994
S&L crisis comes to a head; more than 1,600 institutions are closed or receive federal assistance by 1994

2000
Dot-com bubble reaches its peak

2003–2008
Housing market booms; subprime mortgage lending increases significantly

2008
Stock and bond markets crash; Fannie Mae and Freddie Mac are placed into conservatorship by the U.S. government
[End Sidebar]

When the housing market started to decline and a handful of mortgages began to sour, these unknowns were amplified. While mortgage-backed securities backed by the government continued to be sound, private-label MBS investors suffered large losses. Private-label mortgages declined to less than 5% of issuance by 2008, and the contagion spread to Freddie, Fannie and Ginnie as their balance sheets started to falter. The private-label MBS selloff quickly toppled the financial sector, broad swaths of the bond market and, ultimately, the equity market — though it’s worth noting that returns on Freddie- and Fannie-backed MBS were actually positive.

After the government placed Freddie and Fannie under conservatorship, making them de facto parts of the federal government once again, the two agencies, along with Ginnie Mae, continued guaranteeing mortgages with the explicit support of the federal government. Despite the dislocation, the MBS market has functioned consistently, giving investors in American Funds Mortgage Fund and other investors in mortgage-backed securities a regular measure of income together with stability.

“Yes, there are lessons to be learned from 2008, and the government is studying them carefully, but it’s safe to say that most policymakers have no real appetite for reform that is too rapid or too radical,” Wesley concludes. “In a market that changes over years and decades, it’s important to implement change at a thoughtful pace, especially when that market continues to function by and large. There have been big shifts over the years in the way the mortgage market works, but the important thing to remember is that it does work. Returns on government-backed MBS were positive throughout the financial crisis and recovery.”

In the end, with more than 80 years of history under its belt, the U.S. mortgage market has weathered a number of boom and bust cycles. Throughout it all, it has continued to provide homeowners with the capital they need to finance their homes and investors with the income and relative stability they desire. ■

Summary investment portfolio   August 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets

Mortgage-backed obligations	86.0%
Federal agency bonds & notes	3.3
Municipals	0.2
Short-term securities & other assets less liabilities	10.5
[end pie chart]

Breakdown of mortgage-backed obligations	Percent of net assets

30-year pass-throughs:
Fannie Mae	41.5%
Ginnie Mae	20.1
Freddie Mac	6.2	67.8%
15-year pass-throughs		10.9
Other		7.3
Total		86.0%

Quality breakdown*	Percent of net assets

Federal agencies	67.1%
U.S. government obligations†	20.0
AAA	2.2
AA	0.2
Short-term securities & other assets less liabilities	10.5

*Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. The ratings are not covered by the Report of Indepdent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 89.53%	(000)	(000)	assets
Mortgage-backed obligations - 85.97%
Federal agency mortgage-backed obligations (1) - 83.84%
Fannie Mae:
3.00% 2026	$5,750	$6,075
4.50% 2026	6,279	6,804
3.00% 2027 (2)	34,412	36,310
5.00% 2035	13,267	14,557
5.00% 2036	7,316	8,028
6.50% 2037	4,450	5,082
6.00% 2038	15,053	16,630
6.00% 2038	9,304	10,284
4.50% 2040	11,505	12,491
5.00% 2040	7,761	8,554
3.50% 2041	3,784	4,015
3.758% 2041 (3)	4,125	4,387
4.00% 2041	9,066	9,739
4.00% 2041	3,450	3,705
4.50% 2041	23,210	25,200
4.50% 2041	6,633	7,215
3.50% 2042 (2)	51,730	54,858
3.50% 2042	5,507	5,891
4.00% 2042 (2)	12,420	13,320
4.50% 2042 (2)	16,972	18,372
5.50% 2042 (2)	13,770	15,110
6.00% 2042 (2)	4,040	4,453
1.513%-6.00% 2017-2042 (3)	48,147	51,663	54.61%
Government National Mortgage Assn.:
5.50% 2035	3,253	3,606
6.00% 2038	3,279	3,692
6.00% 2039	8,504	9,466
6.00% 2039	3,385	3,768
3.50% 2040	3,224	3,499
3.50% 2041	13,793	14,936
5.00% 2041	3,987	4,288
3.50% 2042 (2)	6,600	7,148
4.00% 2042	5,709	6,288
3.50%-6.50% 2032-2042	62,725	69,184	20.06
Freddie Mac:
5.00% 2038	3,730	4,055
5.50% 2038	11,653	12,735
6.00% 2038	5,100	5,610
3.266% 2041 (3)	3,631	3,828
1.337%-6.00% 2016-2041 (3)	28,293	30,574	9.05
Other securities		782	.12
		526,202	83.84

Other mortgage-backed obligations - 2.13%
Other securities		13,383	2.13

Total mortgage-backed obligations		539,585	85.97

Federal agency bonds & notes - 3.33%
Freddie Mac 0.375% 2014	10,850	10,872
Freddie Mac 1.75% 2015	2,575	2,682	2.16
Federal Home Loan Bank, Series 2816, 1.00% 2017	4,000	4,056
Federal Home Loan Bank 4.125% 2020	1,350	1,615	.90
Other securities		1,660	.27
		20,885	3.33

Municipals - 0.23%
Other securities		1,454	.23

Total bonds & notes (cost: $549,503,000)		561,924	89.53

	Principal		Percent
	amount	Value	of net
Short-term securities - 34.00%	(000)	(000)	assets

Federal Home Loan Bank 0.11%-0.135% due 10/10-11/9/2012	$58,200	$58,190	9.27
Freddie Mac 0.14%-0.19% due 1/11-4/23/2013	22,700	22,680	3.62
National Rural Utilities Cooperative Finance Corp. 0.13% due 9/25/2012	15,400	15,399	2.45
General Electric Co. 0.13% due 9/4/2012	15,200	15,200	2.42
Federal Farm Credit Banks 0.15% due 10/18/2012	14,000	13,998	2.23
Paccar Financial Corp. 0.11%-0.12% due 9/26-9/27/2012	12,800	12,798	2.04
Procter & Gamble Co. 0.12% due 10/1/2012 (4)	12,800	12,799	2.04
U.S. Treasury Bill 0.16% due 9/6/2012	12,000	12,000	1.91
eBay Inc. 0.17% due 9/19/2012 (4)	12,000	11,999	1.91
NetJets Inc. 0.12% due 9/5/2012 (4)	11,800	11,800	1.88
Private Export Funding Corp. 0.16% due 11/19/2012 (4)	9,400	9,394	1.50
Variable Funding Capital Corp. 0.16% due 9/24/2012 (4)	6,100	6,099	.97
Abbott Laboratories 0.13% due 9/27/2012 (4)	5,000	5,000	.80
Other securities		5,999	.96

Total short-term securities (cost: $213,354,000)		213,355	34.00

Total investment securities (cost: $762,857,000)		775,279	123.53
Other assets less liabilities		(147,662)	(23.53)

Net assets		$627,617	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) A portion or all of the security purchased on a TBA basis.
(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $73,673,000, which represented 11.74% of the net assets of the fund.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $762,857)			$775,279
Cash			110
Receivables for:
Sales of investments	$21,768
Sales of fund's shares	847
Interest	1,679		24,294
			799,683
Liabilities:
Payables for:
Purchases of investments	170,731
Repurchases of fund's shares	858
Dividends on fund's shares	91
Investment advisory services	124
Services provided by related parties	220
Trustees' deferred compensation	-	*
Other	42		172,066
Net assets at August 31, 2012			$627,617

Net assets consist of:
Capital paid in on shares of beneficial interest			$607,817
Undistributed net investment income			37
Undistributed net realized gain			7,341
Net unrealized appreciation			12,422
Net assets at August 31, 2012			$627,617

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (60,942 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$198,417	19,266	$10.30
Class B	1,500	146	10.30
Class C	31,444	3,053	10.30
Class F-1	11,439	1,111	10.30
Class F-2	57,707	5,603	10.30
Class 529-A	7,758	753	10.30
Class 529-B	595	58	10.30
Class 529-C	8,038	780	10.30
Class 529-E	595	58	10.30
Class 529-F-1	1,121	109	10.30
Class R-1	2,629	255	10.30
Class R-2	2,316	225	10.30
Class R-3	2,097	204	10.30
Class R-4	1,437	140	10.30
Class R-5	9,114	885	10.30
Class R-6	291,410	28,296	10.30

(*) Amount less than one thousand.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2012	(dollars in thousands)

Investment income:
Income:
Interest		$5,980

Fees and expenses*:
Investment advisory services	$1,315
Distribution services	675
Transfer agent services	277
Administrative services	191
Reports to shareholders	25
Registration statement and prospectus	191
Trustees' compensation	2
Auditing and legal	49
Custodian	1
Other	58	2,784
Net investment income		3,196

Net realized gain and unrealized appreciation
on investments
Net realized gain on investments		13,852
Net unrealized appreciation on investments		3,523
Net realized gain and unrealized appreciation
on investments		17,375
Net increase in net assets resulting
from operations		$20,571

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31, 2012	For the period November 1, 2010* to August 31, 2011
Operations:
Net investment income	$3,196	$5,536
Net realized gain on investments	13,852	4,064
Net unrealized appreciation on investments	3,523	8,899
Net increase in net assets resulting from operations	20,571	18,499

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(7,201)	(6,156)
Distributions from net realized gain on investments	(5,376)	-
Total dividends and distributions paid or accrued to shareholders	(12,577)	(6,156)

Net capital share transactions	245,095	362,185

Total increase in net assets	253,089	374,528

Net assets:
Beginning of year	374,528	-
End of year (including undistributed net investment income of $37 and
distributions in excess of net investment income of less than $1, respectively)	$627,617	$374,528

*Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Mortgage Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income and preserve capital.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2012, all of the fund’s investment securities were classified as Level 2.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Mortgage dollar rolls – The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2012, the fund reclassified $4,042,000 from undistributed net realized gain to undistributed net investment income and $474,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$4,223
Undistributed long-term capital gain	3,247
Gross unrealized appreciation on investment securities	12,461
Gross unrealized depreciation on investment securities	(39)
Net unrealized appreciation on investment securities	12,422
Cost of investment securities	762,857

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended August 31, 2012	For the period November 1, 2010* to August 31, 2011
Class A	$3,446	$1,063
Class B	20	4
Class C	321	60
Class F-1	201	34
Class F-2	1,059	21
Class 529-A	81	13
Class 529-B	3	-	†
Class 529-C	24	4
Class 529-E	5	2
Class 529-F-1	17	2
Class R-1	59	10
Class R-2	23	9
Class R-3	25	11
Class R-4	21	10
Class R-5	122	22
Class R-6	7,150	4,891
Total	$12,577	$6,156

(*)Commencement of operations.
(†)Amount less than one thousand.

7.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2012, the investment advisory services fee was $1,315,000, which was equivalent to an annualized rate of 0.255% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period September 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section on the following page; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended August 31, 2012, the total transfer agent services fee paid under these agreements was $277,000, of which $265,000 was paid by the fund to AFS and $12,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period September 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended August 31, 2012, total fees paid to CRMC for performing administrative services were $191,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended August 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$309	$187		$11		Not applicable
Class B	12	2		Not applicable		Not applicable
Class C	239	30		11		Not applicable
Class F-1	21	6		4		Not applicable
Class F-2	Not applicable	34		19		Not applicable
Class 529-A	9	5		2		$5
Class 529-B	3	-	*	-	*	-	*
Class 529-C	32	3		2		3
Class 529-E	2	-	*	-	*	-	*
Class 529-F-1	-	1		-	*	1
Class R-1	30	-	*	2		Not applicable
Class R-2	10	4		1		Not applicable
Class R-3	6	2		1		Not applicable
Class R-4	2	1		1		Not applicable
Class R-5	Not applicable	2		2		Not applicable
Class R-6	Not applicable	-	*	135		Not applicable
Total class-specific expenses	$675	$277		$191		$9

(*)Amount less than one thousand.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes $2,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends and distributions				Repurchases(1)				Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount		Shares		Amount	Shares
Year ended August 31, 2012
Class A	$148,888	14,617	$2,803		276		$(43,317)		(4,254)		$108,374	10,639
Class B	1,753	172	20		2		(1,063)		(104)		710	70
Class C	23,252	2,283	310		30		(7,226)		(708)		16,336	1,605
Class F-1	14,454	1,419	180		18		(6,352)		(623)		8,282	814
Class F-2	62,824	6,175	1,010		99		(8,565)		(842)		55,269	5,432
Class 529-A	6,855	673	80		8		(590)		(58)		6,345	623
Class 529-B	573	56	3		1		(134)		(13)		442	44
Class 529-C	8,134	796	23		2		(770)		(75)		7,387	723
Class 529-E	517	51	5		1		(60)		(6)		462	46
Class 529-F-1	864	85	17		2		(109)		(11)		772	76
Class R-1	589	57	50		5		(1,420)		(139)		(781)	(77)
Class R-2	1,901	187	14		1		(537)		(53)		1,378	135
Class R-3	1,406	138	13		2		(231)		(23)		1,188	117
Class R-4	890	87	9		1		(144)		(14)		755	74
Class R-5	8,710	853	107		11		(2,010)		(198)		6,807	666
Class R-6	42,545	4,176	7,161		705		(18,337)		(1,798)		31,369	3,083
Total net increase
(decrease)	$324,155	31,825	$11,805		1,164		$(90,865)		(8,919)		$245,095	24,070

For the period November 1, 2010(2) to August 31, 2011
Class A	$91,253	9,204	$624		63		$(6,378)		(640)		$85,499	8,627
Class B	1,072	107	4		1		(318)		(32)		758	76
Class C	15,187	1,521	55		6		(788)		(79)		14,454	1,448
Class F-1	3,235	326	21		2		(309)		(31)		2,947	297
Class F-2	1,781	179	9		1		(85)		(9)		1,705	171
Class 529-A	1,358	138	13		1		(89)		(9)		1,282	130
Class 529-B	144	14	-	(3)	-	(3)	-	(3)	-	(3)	144	14
Class 529-C	614	62	4		1		(53)		(6)		565	57
Class 529-E	145	15	2		-	(3)	(26)		(3)		121	12
Class 529-F-1	331	33	2		-	(3)	(4)		-	(3)	329	33
Class R-1	3,337	332	3		-	(3)	-		-		3,340	332
Class R-2	970	97	2		-	(3)	(73)		(7)		899	90
Class R-3	923	93	3		-	(3)	(59)		(6)		867	87
Class R-4	651	66	2		-	(3)	-		-		653	66
Class R-5	2,773	277	12		1		(607)		(59)		2,178	219
Class R-6	256,397	26,198	4,810		486		(14,763)		(1,471)		246,444	25,213
Total net increase
(decrease)	$380,171	38,662	$5,566		562		$(23,552)		(2,352)		$362,185	36,872

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one thousand.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,303,323,000 and $2,084,879,000, respectively, during the year ended August 31, 2012.

10.	Ownership concentration

At August 31, 2012, the fund had three shareholders, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund and American Funds 2010 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 18%, 13% and 16%, respectively. CRMC is the investment adviser to the three target date retirement funds.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements(3)		Ratio of net income (loss) to average net assets(3)
Class A:
Year ended 8/31/2012	$10.16	$.05	$.34	$.39	$(.14)	$(.11)	$(.25)	$10.30	3.90%	$198,417	.65%		.65%		.49%
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.18	.15	.33	(.17)	-	(.17)	10.16	3.40	87,631	.73	(6)	.66	(6)	2.21	(6)
Class B:
Year ended 8/31/2012	10.16	(.04)	.34	.30	(.05)	(.11)	(.16)	10.30	3.07	1,500	1.45		1.45		(.28)
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.13	.15	.28	(.12)	-	(.12)	10.16	2.88	773	1.50	(6)	1.43	(6)	1.63	(6)
Class C:
Year ended 8/31/2012	10.16	(.04)	.34	.30	(.05)	(.11)	(.16)	10.30	3.03	31,444	1.48		1.48		(.35)
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.13	.15	.28	(.12)	-	(.12)	10.16	2.84	14,706	1.54	(6)	1.50	(6)	1.58	(6)
Class F-1:
Year ended 8/31/2012	10.16	.04	.34	.38	(.13)	(.11)	(.24)	10.30	3.85	11,439	.68		.68		.42
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.18	.15	.33	(.17)	-	(.17)	10.16	3.37	3,020	.78	(6)	.71	(6)	2.21	(6)
Class F-2:
Year ended 8/31/2012	10.16	.07	.34	.41	(.16)	(.11)	(.27)	10.30	4.10	57,707	.45		.45		.66
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.20	.15	.35	(.19)	-	(.19)	10.16	3.57	1,741	.54	(6)	.46	(6)	2.37	(6)
Class 529-A:
Year ended 8/31/2012	10.16	.04	.34	.38	(.13)	(.11)	(.24)	10.30	3.80	7,758	.74		.74		.32
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.18	.15	.33	(.17)	-	(.17)	10.16	3.36	1,320	.77	(6)	.71	(6)	2.37	(6)
Class 529-B:
Year ended 8/31/2012	10.16	(.05)	.34	.29	(.04)	(.11)	(.15)	10.30	2.96	595	1.54		1.54		(.51)
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.13	.15	.28	(.12)	-	(.12)	10.16	2.79	146	1.64	(6)	1.54	(6)	1.44	(6)
Class 529-C:
Year ended 8/31/2012	10.16	(.05)	.34	.29	(.04)	(.11)	(.15)	10.30	2.95	8,038	1.52		1.52		(.58)
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.13	.15	.28	(.12)	-	(.12)	10.16	2.78	581	1.63	(6)	1.57	(6)	1.53	(6)
Class 529-E:
Year ended 8/31/2012	10.16	.01	.34	.35	(.10)	(.11)	(.21)	10.30	3.49	595	1.04		1.04		.02
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.16	.15	.31	(.15)	-	(.15)	10.16	3.13	125	1.12	(6)	1.05	(6)	2.04	(6)

Class 529-F-1:
Year ended 8/31/2012	$10.16	$.05	$.34	$.39	$(.14)	$(.11)	$(.25)	$10.30	3.99%	$1,121	.56%		.56%		.53%
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.19	.15	.34	(.18)	-	(.18)	10.16	3.49	333	.62	(6)	.57	(6)	2.43	(6)
Class R-1:
Year ended 8/31/2012	10.16	(.02)	.34	.32	(.07)	(.11)	(.18)	10.30	3.20	2,629	1.33		1.33		(.12)
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.13	.15	.28	(.12)	-	(.12)	10.16	2.87	3,371	1.43	(6)	1.32	(6)	1.36	(6)
Class R-2:
Year ended 8/31/2012	10.16	(.02)	.34	.32	(.07)	(.11)	(.18)	10.30	3.26	2,316	1.27		1.27		(.14)
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.14	.15	.29	(.13)	-	(.13)	10.16	2.95	913	1.32	(6)	1.18	(6)	1.48	(6)
Class R-3:
Year ended 8/31/2012	10.16	.02	.34	.36	(.11)	(.11)	(.22)	10.30	3.63	2,097	.89		.89		.23
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.16	.15	.31	(.15)	-	(.15)	10.16	3.18	885	1.03	(6)	.92	(6)	1.76	(6)
Class R-4:
Year ended 8/31/2012	10.16	.05	.34	.39	(.14)	(.11)	(.25)	10.30	3.91	1,437	.62		.62		.51
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.18	.15	.33	(.17)	-	(.17)	10.16	3.37	665	.77	(6)	.69	(6)	1.93	(6)
Class R-5:
Year ended 8/31/2012	10.16	.07	.34	.41	(.16)	(.11)	(.27)	10.30	4.14	9,114	.39		.39		.70
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.20	.15	.35	(.19)	-	(.19)	10.16	3.58	2,220	.49	(6)	.44	(6)	2.40	(6)
Class R-6:
Year ended 8/31/2012	10.16	.07	.34	.41	(.16)	(.11)	(.27)	10.30	4.19	291,410	.37		.37		.82
Period from 11/1/2010(4) to 8/31/2011(5)	10.00	.20	.15	.35	(.19)	-	(.19)	10.16	3.61	256,098	.51	(6)	.41	(6)	2.55	(6)

	Year ended	Period ended
	August 31, 2012	11/1/2010(4) to 8/31/2011(5)
Portfolio turnover rate for all share classes	442%	240%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed other fees and expenses.
(4)Commencement of operations.
(5)Based on operations for the period shown and, accordingly, is not representative of a full year.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the "Fund") at August 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 1, 2010 (commencement of operations) through August 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
October 15, 2012

Expense example
              unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2012, through August 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2012	Ending account value 8/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,019.26	$3.40	.67%
Class A -- assumed 5% return	1,000.00	1,021.77	3.40	.67
Class B -- actual return	1,000.00	1,015.39	7.24	1.43
Class B -- assumed 5% return	1,000.00	1,017.95	7.25	1.43
Class C -- actual return	1,000.00	1,015.16	7.50	1.48
Class C -- assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class F-1 -- actual return	1,000.00	1,019.35	3.30	.65
Class F-1 -- assumed 5% return	1,000.00	1,021.87	3.30	.65
Class F-2 -- actual return	1,000.00	1,020.54	2.13	.42
Class F-2 -- assumed 5% return	1,000.00	1,023.03	2.14	.42
Class 529-A -- actual return	1,000.00	1,018.96	3.65	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.52	3.66	.72
Class 529-B -- actual return	1,000.00	1,014.87	7.65	1.51
Class 529-B -- assumed 5% return	1,000.00	1,017.55	7.66	1.51
Class 529-C -- actual return	1,000.00	1,014.86	7.60	1.50
Class 529-C -- assumed 5% return	1,000.00	1,017.60	7.61	1.50
Class 529-E -- actual return	1,000.00	1,017.47	5.17	1.02
Class 529-E -- assumed 5% return	1,000.00	1,020.01	5.18	1.02
Class 529-F-1 -- actual return	1,000.00	1,019.87	2.79	.55
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.37	2.80	.55
Class R-1 -- actual return	1,000.00	1,016.37	6.34	1.25
Class R-1 -- assumed 5% return	1,000.00	1,018.85	6.34	1.25
Class R-2 -- actual return	1,000.00	1,016.31	6.39	1.26
Class R-2 -- assumed 5% return	1,000.00	1,018.80	6.39	1.26
Class R-3 -- actual return	1,000.00	1,018.34	4.31	.85
Class R-3 -- assumed 5% return	1,000.00	1,020.86	4.32	.85
Class R-4 -- actual return	1,000.00	1,019.67	3.00	.59
Class R-4 -- assumed 5% return	1,000.00	1,022.17	3.00	.59
Class R-5 -- actual return	1,000.00	1,020.73	1.88	.37
Class R-5 -- assumed 5% return	1,000.00	1,023.28	1.88	.37
Class R-6 -- actual return	1,000.00	1,020.98	1.68	.33
Class R-6 -- assumed 5% return	1,000.00	1,023.48	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
         unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2012:

U.S. government income that may be exempt from state taxation	$83,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income and preservation of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):

	1 year	Life of class
Class B shares1 — first sold 11/1/10
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–2.12%	1.17%
Not reflecting CDSC	2.88	3.22

Class C shares — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.84	3.18
Not reflecting CDSC	2.84	3.18

Class F-1 shares2 — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	3.66	3.93

Class F-2 shares2 — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	3.91	4.17

Class 529-A shares3 — first sold 11/1/10
Reflecting 3.75% maximum sales charge	–0.30	1.84
Not reflecting maximum sales charge	3.61	3.89

Class 529-B shares1,3 — first sold 11/1/10
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–2.23	1.06
Not reflecting CDSC	2.77	3.11

Class 529-C shares3 — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.77	3.11
Not reflecting CDSC	2.77	3.11

Class 529-E shares2,3 — first sold 11/1/10	3.29	3.59

Class 529-F-1 shares2,3 — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	3.79	4.06

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

William H. Baribault, 67	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 65	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 66	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 67	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 66	2010	Private investor
Chairman of the Board
(Independent and Non-Executive)

Merit E. Janow, 54	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 69	2010	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Steadman Upham, Ph.D., 63	2010	President and University Professor,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

William H. Baribault, 67	58	None

James G. Ellis, 65	62	Quiksilver, Inc.

Leonard R. Fuller, 66	62	None

W. Scott Hedrick, 67	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66	64	JPMorgan Value Opportunities Fund, Inc.;
Chairman of the Board		The Swiss Helvetia Fund, Inc.
(Independent and Non-Executive)

Merit E. Janow, 54	61	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	58	None

Frank M. Sanchez, 69	58	None

Margaret Spellings, 54	61	None

Steadman Upham, Ph.D., 63	61	None

Lee A. Ault III and Martin Fenton, trustees of the fund since 2010, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the fund.

“Interested” trustee5,6

Year first
elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

John H. Smet, 56	2010	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
The Capital Group Companies, Inc.7

“Interested” trustee5,6
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

John H. Smet, 56	17	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Fergus N. MacDonald, 42	2010	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;7 Director, Capital Research
		Company;7 Director, Capital International Research,
		Inc.7

Kristine M. Nishiyama, 42	2010	Senior Vice President and Senior Counsel — Fund
Senior Vice President		Business Management Group, Capital Research and Management Company; Vice President and Senior Counsel, Capital Bank and Trust Company7

Wesley K.-S. Phoa, 46	2010	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;7 Senior Vice President, Capital International Research, Inc.;7 Vice President, Capital Strategy Research, Inc.7

Courtney R. Taylor, 37	2010	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and Management Company

Brian C. Janssen, 40	2012	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 48	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 44	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7Company affiliated with Capital Research and Management Company.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2012, portfolio of American Funds Mortgage Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-942-1012P

Litho in USA CGD/L/10168-S32224

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$ 24,000
2012	$ 36,000

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$3,000
2012	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$20,000
2012	$1,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $25,000 for fiscal year 2011 and $8,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Mortgage Fund®
Investment portfolio

August 31, 2012

Bonds & notes — 89.53%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS — 85.97%
FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS1 — 83.84%
Fannie Mae 3.418% 20172	$343	$376
Fannie Mae 3.50% 2025	2,706	2,880
Fannie Mae 3.50% 2025	1,076	1,166
Fannie Mae 3.50% 2025	814	866
Fannie Mae 4.00% 2025	1,867	1,999
Fannie Mae 3.00% 2026	5,750	6,075
Fannie Mae 3.00% 2026	2,927	3,092
Fannie Mae 3.00% 2026	2,318	2,449
Fannie Mae 3.00% 2026	957	1,012
Fannie Mae 3.50% 2026	2,769	2,948
Fannie Mae 3.50% 2026	1,496	1,592
Fannie Mae 4.50% 2026	6,279	6,804
Fannie Mae 3.00% 20273	34,412	36,310
Fannie Mae 5.00% 2035	13,267	14,557
Fannie Mae 5.00% 2036	7,316	8,028
Fannie Mae 6.50% 2037	4,450	5,082
Fannie Mae 5.00% 2038	1,134	1,246
Fannie Mae 6.00% 2038	15,053	16,630
Fannie Mae 6.00% 2038	9,304	10,284
Fannie Mae 5.50% 2039	430	472
Fannie Mae 6.00% 2039	1,008	1,113
Fannie Mae 3.243% 20402	3,101	3,270
Fannie Mae 3.537% 20402	1,395	1,477
Fannie Mae 4.00% 2040	1,415	1,551
Fannie Mae 4.17% 20402	1,436	1,532
Fannie Mae 4.50% 2040	11,505	12,491
Fannie Mae 4.50% 2040	1,852	2,011
Fannie Mae 4.50% 2040	321	358
Fannie Mae 5.00% 2040	7,761	8,554
Fannie Mae 3.494% 20412	1,730	1,831
Fannie Mae 3.50% 2041	3,784	4,015
Fannie Mae 3.585% 20412	544	577
Fannie Mae 3.758% 20412	4,125	4,387
Fannie Mae 4.00% 2041	9,066	9,739
Fannie Mae 4.00% 2041	3,450	3,705
Fannie Mae 4.00% 2041	2,415	2,648
Fannie Mae 4.50% 2041	23,210	25,200
Fannie Mae 4.50% 2041	6,633	7,215
Fannie Mae 4.50% 2041	2,517	2,737
Fannie Mae 4.50% 2041	2,280	2,479
Fannie Mae 4.50% 2041	2,191	2,383
Fannie Mae 4.50% 2041	999	1,116
Fannie Mae 3.50% 20423	51,730	54,858
Fannie Mae 3.50% 2042	5,507	5,891
Fannie Mae 3.50% 2042	2,356	2,520
Fannie Mae 3.50% 2042	1,907	2,040
Fannie Mae 4.00% 20423	12,420	13,320
Fannie Mae 4.50% 20423	16,972	18,372
Fannie Mae 5.50% 20423	13,770	15,110
Fannie Mae 6.00% 20423	4,040	4,453
Fannie Mae, Series 2012-M9, multifamily 1.513% 2017	525	537
Fannie Mae, Series 2012-M5, Class A1, multifamily 1.787% 2022	468	483
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022	425	446
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	425	456
Government National Mortgage Assn. 4.00% 2032	1,435	1,543
Government National Mortgage Assn. 4.00% 2032	1,165	1,272
Government National Mortgage Assn. 6.50% 2032	3,070	3,487
Government National Mortgage Assn. 5.50% 2034	1,475	1,635
Government National Mortgage Assn. 5.50% 2034	1,045	1,158
Government National Mortgage Assn. 5.50% 2035	3,253	3,606
Government National Mortgage Assn. 5.50% 2035	1,285	1,424
Government National Mortgage Assn. 6.00% 2035	1,660	1,849
Government National Mortgage Assn. 5.50% 2036	1,854	2,055
Government National Mortgage Assn. 5.50% 2036	1,195	1,315
Government National Mortgage Assn. 5.50% 2036	1,002	1,111
Government National Mortgage Assn. 3.75% 2037	1,072	1,142
Government National Mortgage Assn. 5.00% 2037	2,748	3,014
Government National Mortgage Assn. 5.50% 2037	1,125	1,247
Government National Mortgage Assn. 6.50% 2037	610	687
Government National Mortgage Assn. 5.00% 2038	2,079	2,311
Government National Mortgage Assn. 5.50% 2038	2,994	3,345
Government National Mortgage Assn. 5.50% 2038	1,523	1,688
Government National Mortgage Assn. 5.50% 2038	1,168	1,294
Government National Mortgage Assn. 5.50% 2038	1,096	1,214
Government National Mortgage Assn. 5.50% 2038	1,014	1,123
Government National Mortgage Assn. 6.00% 2038	3,279	3,692
Government National Mortgage Assn. 6.00% 2038	1,850	2,060
Government National Mortgage Assn. 6.00% 2038	1,738	1,934
Government National Mortgage Assn. 6.00% 2038	914	1,017
Government National Mortgage Assn. 6.50% 2038	1,518	1,710
Government National Mortgage Assn. 6.50% 2038	1,376	1,549
Government National Mortgage Assn. 6.50% 2038	1,207	1,359
Government National Mortgage Assn. 4.50% 2039	1,889	2,083
Government National Mortgage Assn. 5.50% 2039	1,420	1,573
Government National Mortgage Assn. 5.50% 2039	1,137	1,259
Government National Mortgage Assn. 6.00% 2039	8,504	9,466
Government National Mortgage Assn. 6.00% 2039	3,385	3,768
Government National Mortgage Assn. 3.50% 2040	3,224	3,499
Government National Mortgage Assn. 4.50% 2040	398	426
Government National Mortgage Assn. 5.00% 2040	2,151	2,359
Government National Mortgage Assn. 5.00% 2040	2,000	2,188
Government National Mortgage Assn. 3.50% 2041	13,793	14,936
Government National Mortgage Assn. 3.50% 2041	1,355	1,470
Government National Mortgage Assn. 4.00% 2041	2,000	2,137
Government National Mortgage Assn. 4.50% 2041	2,346	2,510
Government National Mortgage Assn. 4.50% 2041	2,175	2,327
Government National Mortgage Assn. 5.00% 2041	3,987	4,288
Government National Mortgage Assn. 6.50% 2041	1,581	1,808
Government National Mortgage Assn. 3.50% 20423	6,600	7,148
Government National Mortgage Assn. 3.50% 2042	1,108	1,208
Government National Mortgage Assn. 3.50% 2042	998	1,088
Government National Mortgage Assn. 4.00% 2042	5,709	6,288
Government National Mortgage Assn. 4.00% 2042	1,705	1,835
Government National Mortgage Assn. 4.00% 2042	1,244	1,370
Freddie Mac 3.00% 2026	1,382	1,455
Freddie Mac 5.50% 2037	1,061	1,163
Freddie Mac 5.50% 2037	581	634
Freddie Mac 5.00% 2038	3,730	4,055
Freddie Mac 5.50% 2038	11,653	12,735
Freddie Mac 5.50% 2038	3,006	3,285
Freddie Mac 6.00% 2038	5,100	5,610
Freddie Mac 6.00% 2038	1,706	1,876
Freddie Mac 3.823% 20392	2,500	2,665
Freddie Mac 5.50% 2039	2,602	2,847
Freddie Mac 5.50% 2039	1,501	1,642
Freddie Mac 6.00% 2039	990	1,088
Freddie Mac 3.089% 20402	322	339
Freddie Mac 2.835% 20412	520	546
Freddie Mac 3.266% 20412	3,631	3,828
Freddie Mac 3.414% 20412	362	384
Freddie Mac 4.00% 2041	2,161	2,315
Freddie Mac 5.00% 2041	1,466	1,651
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016	442	450
Freddie Mac, Series K702, Class A1, multifamily 2.084% 2017	216	224
Freddie Mac, Series K701, Class A2, multifamily 3.882% 20172	300	337
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018	199	209
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018	850	894
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018	350	370
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018	236	258
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	475	494
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020	313	331
Freddie Mac, Series K014, Class A1, multifamily 2.788% 2020	419	449
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020	2,711	2,917
Freddie Mac, Series K010, Class A1, multifamily 3.32% 20202	297	323
Freddie Mac, Series K011, Class A2, multifamily 4.084% 20202	400	465
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021	500	510
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021	425	453
National Credit Union Administration, Series 2010-R2, Class 1A, 0.614% 20172	89	89
National Credit Union Administration, Series 2011-R2, Class 1A, 0.644% 20202	286	287
National Credit Union Administration, Series 2011-R3, Class 1A, 0.649% 20202	232	233
National Credit Union Administration, Series 2011-R1, Class 1A, 0.694% 20202	173	173
		526,202

OTHER MORTGAGE-BACKED SECURITIES1,4 — 2.13%
Bank of Nova Scotia 1.45% 2013	500	505
Bank of Nova Scotia 1.25% 2014	400	407
Bank of Nova Scotia 2.15% 2016	350	368
Bank of Nova Scotia 1.75% 2017	425	439
Bank of Montreal 1.30% 2014	550	561
Bank of Montreal 2.625% 2016	650	693
Barclays Bank PLC 2.50% 2015	550	571
Barclays Bank PLC 2.25% 2017	375	387
Westpac Banking Corp. 1.375% 2015	500	505
Westpac Banking Corp. 2.45% 2016	375	393
National Bank of Canada 1.65% 2014	500	509
National Bank of Canada 2.20% 2016	350	370
UBS AG 1.875% 2015	400	408
UBS AG 2.25% 2017	450	465
Northern Rock PLC 5.625% 2017	725	817
HSBC Bank PLC 1.625% 2014	700	706
Swedbank Hypotek AB 2.125% 2016	325	337
Swedbank Hypotek AB 2.95% 2016	300	320
Credit Suisse Group AG 2.60% 2016	500	527
Australia & New Zealand Banking Group Ltd. 2.40% 2016	500	522
Nordea Eiendomskreditt AS 2.125% 2017	500	518
National Australia Bank 2.00% 2017	500	512
HBOS Treasury Services PLC 5.25% 2017	425	482
Commonwealth Bank of Australia 2.25% 2017	425	437
Canadian Imperial Bank 2.75% 2016	400	428
Sparebank 1 Boligkreditt AS 2.625% 2016	400	423
Toronto-Dominion Bank 1.625% 2016	400	413
Caisse Centrale Desjardins 1.60% 2017	350	360
		13,383

Total mortgage-backed obligations		539,585

FEDERAL AGENCY BONDS & NOTES — 3.33%
Freddie Mac 0.375% 2014	10,850	10,872
Freddie Mac 1.75% 2015	2,575	2,682
Federal Home Loan Bank, Series 2816, 1.00% 2017	4,000	4,056
Federal Home Loan Bank 4.125% 2020	1,350	1,615
Tennessee Valley Authority 1.875% 2022	1,650	1,660
		20,885

MUNICIPALS — 0.23%
State of New Mexico, Mortgage Finance Authority, Single-family Mortgage Program Bonds,
Series 2012-B-1, Class I, Alternative Minimum Tax, 3.75% 2043	750	797
State of Florida, Housing Finance Corp., Homeowner Mortgage Revenue Bonds, Series 2011-C, 4.50% 2030	350	385
State of Missouri, Housing Development Commission, Single-family Mortgage Revenue Bonds
(Homeownership Loan Program), Series 2004-A-1, Alternative Minimum Tax, 5.15% 2034	260	272
		1,454

Total bonds & notes (cost: $549,503,000)		561,924

Short-term securities — 34.00%

Federal Home Loan Bank 0.11%–0.135% due 10/10–11/9/2012	58,200	58,190
Freddie Mac 0.14%–0.19% due 1/11–4/23/2013	22,700	22,680
National Rural Utilities Cooperative Finance Corp. 0.13% due 9/25/2012	15,400	15,399
General Electric Co. 0.13% due 9/4/2012	15,200	15,200
Federal Farm Credit Banks 0.15% due 10/18/2012	14,000	13,998
Paccar Financial Corp. 0.11%–0.12% due 9/26–9/27/2012	12,800	12,798
Procter & Gamble Co. 0.12% due 10/1/20124	12,800	12,799
U.S. Treasury Bill 0.16% due 9/6/2012	12,000	12,000
eBay Inc. 0.17% due 9/19/20124	12,000	11,999
NetJets Inc. 0.12% due 9/5/20124	11,800	11,800
Private Export Funding Corp. 0.16% due 11/19/20124	9,400	9,394
Variable Funding Capital Corp. 0.16% due 9/24/20124	6,100	6,099
Abbott Laboratories 0.13% due 9/27/20124	5,000	5,000
Coca-Cola Co. 0.22% due 10/4/20124	3,200	3,199
Regents of the University of California 0.16% due 10/2/2012	2,800	2,800

Total short-term securities (cost: $213,354,000)		213,355

Total investment securities (cost: $762,857,000)		775,279
Other assets less liabilities		(147,662)

Net assets		$627,617

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3A portion or all of the security purchased on a TBA basis.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,673,000, which represented 11.74% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-942-1012O-S32912

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Mortgage Fund (the “Fund”) as of August 31, 2012, and for the year then ended and have issued our unqualified report thereon dated October 15, 2012 (which report and financial statements are included in item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of August 31, 2012 appearing in item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
October 15, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 31, 2012

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2012